Earnings Results 2Q25 July 24, 2025 PCB BANCORP

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impacts of the restatement of our consolidated financial statements at and for the quarter ended March 31, 2025; material weaknesses in the Company's internal control over financial reporting that we have identified or may identify; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward- looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward- looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 7/22/25 Market Cap $38.4 million Stock Price Per Share $21.51 52-Week Range $16.00 - $22.37 Dividend Yield 3.72% Dividend Payout Ratio (3Q24 – 2Q25) 35.19% Outstanding Shares 14,336,602 Stock Information 2Q25 or 6/30/25 Diluted Earnings Per Share (“Diluted EPS”) $0.62 Cash Dividend Per Share $0.20 Book Value (“BV”) Per Share $26.26 Tangible Common Equity (“TCE”) Per Share (1) $21.44 Number of Repurchased Shares (2) 98,628 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) The Company is authorized to purchased additional shares of 428,473 shares under the 2023 stock repurchase program as of 06/30/25. PCB Footprint Corporate Profile 3

Historical Performance $1.58 $1.73 $2.05 $2.32 $2.63 $2.80 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2020 2021 2022 2023 2024 Jun-25 Held-For-Investment Loans ($bn) $1.59 $1.87 $2.05 $2.35 $2.62 $2.82 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2020 2021 2022 2023 2024 Jun-25 Deposits ($bn) $16.2 $40.1 $35.0 $30.7 $25.8 $16.8 $36.2 $52.4 $53.0 $43.1 $39.7 $26.8 0.000 10.000 20.000 30.000 40.000 50.000 60.000 2020 2021 2022 2023 2024 06/25 YTD Net Income/PTPP Income ($mm) Net Income PTPP Income CAGR +13.5% CAGR +13.2% $0.40 $0.44 $0.60 $0.69 $0.72 $0.40 $1.05 $2.62 $2.31 $2.12 $1.74 $1.16 $15.19 $17.24 $22.94 $24.46 $25.30 $26.26 $18.21 $19.62 $20.49 $21.44 -$5.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2020 2021 2022 2023 2024 06/25 YTD Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures (1), (2)(1) (2) 4 Annualized +12.6% Annualized +15.8%

2Q25 Highlights Operating Results • Net income available to common shareholders of $9.0 million, or $0.62 per diluted share • Provision for credit losses of $1.8 million • Return on Average Assets (“ROAA”) of 1.13%, Return on Average TCE (“ROATCE”)(1) of 11.87%, net interest margin of 3.33%, and efficiency ratio of 50.6% Loans • Loans held-for-investment (“HFI loans”) increased $67.7 million, or 2.5%, to $2.80 billion from 3/31/25 • Average loan yield was 6.56% compared to 6.59% for 1Q25 • Total loans to deposits ratio was 99.3% • Quarterly loan production was $148.6 million compared to $161.4 million for 1Q25 Asset Quality • ACL on loans was $33.6 million, or 1.20% to HFI loans • Past due loans were $2.6 million, or 0.09% of HFI loans and NPLs were $8.9 million, or 0.32% of HFI loans Deposits • Total deposits increased $108.5 million, or 4.0%, to $2.82 billion from 3/31/25 • Core deposits(1) were $1.68 billion, or 59.6% of total deposits • Noninterest-bearing deposits were $575.9 million, or 20.4% of total deposits • Uninsured deposits were $1.16 billion, or 41.3% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.13% and 3.32%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.20 per share • TCE(1) per share was $21.44 • Maintained available borrowing capacity of $1.59 billion, or 48.1% of total assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure 5

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended			Compared to 3/31/25		Compared to 6/30/24	
	6/30/25	3/31/25	6/30/24	Amount	Percentage	Amount	Percentage
Income Statement Summary:							
Interest Income	$ 49,308	$ 46,892	$ 44,945	$ 2,416	5.2%	$ 4,363	9.7%
Interest Expense	23,318	22,609	23,210	709	3.1%	108	0.5%
Net Interest Income	25,990	24,283	21,735	1,707	7.0%	4,255	19.6%
Noninterest Income	3,297	2,580	2,485	717	27.8%	812	32.7%
Noninterest Expense	14,829	14,474	15,175	355	2.5%	(346)	-2.3%
Provision (Reversal) for Credit Losses	1,787	1,598	259	189	11.8%	1,528	590.0%
Pretax Income	12,671	10,791	8,786	1,880	17.4%	3,885	44.2%
Income Tax Expense	3,600	3,056	2,505	544	17.8%	1,095	41.8%
Net Income	9,071	7,735	6,281	1,336	17.3%	2,790	45.2%
Preferred Stock Dividends	87	40	142	47	117.5%	(55)	-38.7%
Net Income Available to Common Shareholders	8,984	7,695	6,139	1,289	16.8%	2,845	47.1%
Diluted EPS	$ 0.62	$ 0.53	$ 0.43	$ 0.09	17.0%	$ 0.19	46.5%
Selected Balance Sheet Items:							
HFI loans	$ 2,795,309	$ 2,727,610	$ 2,449,074	$ 67,699	2.5%	$ 346,235	14.1%
HFS loans	8,133	12,101	2,959	(3,968)	-32.8%	5,174	174.9%
Total Deposits	2,822,915	2,714,399	2,406,254	108,516	4.0%	416,661	17.3%
Total Assets	3,305,589	3,183,758	2,852,964	121,831	3.8%	452,625	15.9%
Shareholders' Equity	376,500	370,864	353,469	5,636	1.5%	23,031	6.5%
TCE (2)	307,359	301,723	284,328	5,636	1.9%	23,031	8.1%
Key Metrics:							
BV Per Share	$ 26.26	$ 25.78	$ 24.80	$ 0.48	1.9%	$ 1.46	5.9%
TCE Per Share (1)	$ 21.44	$ 20.97	$ 19.95	$ 0.47	2.2%	$ 1.49	7.5%
ROAA (2)	1.13%	1.01%	0.89%	0.12%		0.24%	
Return on Average Equity ("ROAE") (2)	9.76%	8.53%	7.19%	1.23%		2.57%	
ROATCE (1), (2)	11.87%	10.45%	8.75%	1.42%		3.12%	
Net Interest Margin (2)	3.33%	3.28%	3.16%	0.05%		0.17%	
Efficiency Ratio (3)	50.63%	53.88%	62.65%	-3.25%		-12.02%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures
(2) Annualized
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP 6

$1,504 $1,571 $1,614 $1,631 $1,661 $1,752 $1,815 $1,886 $280 $342 $372 $417 $407 $473 $495 $493 $384 $410 $412 $401 $398 $404 $418 $416 $2,168 $2,323 $2,398 $2,449 $2,466 $2,629 $2,728 $2,795 0 500 1,000 1,500 2,000 2,500 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer 7 Loan Overview YoY +14.1% (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance $961 $1,063 $1,103 $1,081 $1,100 $1,175 $1,220 $1,274 257% 281% 289% 281% 282% 297% 304% 313% 0% 50% 100% 150% 200% 250% 300% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 1,100.0 1,200.0 1,300.0 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Commercial Real Estate(1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital Commercial Property 36% Business Property 23% Multifamily 7% Construction 1% Commercial & Industrial 18% Consumer 15% HFI Loan Composition June 30, 2025 $2.80B 2Q25 Highlights • HFI loans increased $67.7 million, or 2.5%, to $2.80 billion from 3/31/25 • CRE loans increased $71.3 million (3.6%), but C&I loans decreased $1.8 million (0.4%) and consumer loans decreased $1.8 million (0.4%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized $17 $19 $11 $0 $9 $28 $44 $27 $77 $24 $7 $30 $80 $62 $55 $114 $194 $119 $66 $163 $122 $72 $50 $158 $290 $154 $73 $195 $211 $161 $149 7.95% 7.90% 8.40% 8.78% 7.56% 7.23% 7.04% 6.97% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 350 400 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 New Production(1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.51%) 18% Variable (WA Rate: 7.53%) 44% Hybrid (WA Rate: 5.43%) 38% HFI Loans Interest Rate Mix 22% 21% 20% 19% 18% 18% 18% 18% 39% 39% 39% 37% 38% 37% 38% 38% 39% 40% 41% 44% 44% 45% 44% 44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 30-Jun HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable June 30, 2025 HFI Loans WA Rate 6.36% Repricing Schedule (6/30/25) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 1,196,879 7.48% $ 8,133 8.93% $ 1,205,012 7.49% 3 to 12 Months 181,106 4.85% 0 181,106 4.85% 1 to 3 Years 729,692 4.83% 0 729,692 4.83% 3 to 5 Years 642,070 6.50% 0 642,070 6.50% More than 5 Years 45,562 5.37% 0 45,562 5.37% Total $ 2,795,309 6.36% $ 8,133 8.93% $ 2,803,442 6.37% Loan Yield Analysis 2Q25 06/25 YTD ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,782,200 $ 2,715,986 Interest on Loans $ 44,454 6.41% $ 86,342 6.41% Fee (Cost) 377 0.05% 600 0.04% Prepayment Penalty & Late Charges 37 0.01% 80 0.01% Discount (Premium) 610 0.09% 1,482 0.11% Total Interest & Fees $ 45,478 6.56% $ 88,504 6.57%

Loan Concentration

Commercial Real Estate Loans by Property Type (6/30/25)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV[1]	WA Rate	Maturing <= 1 Year	Maturing 2-3 Years	Maturing 3-5 Years	Maturing > 5 Years
Retail (More Than 50%)	$ 396,990	21.1%	322	48.1%	6.08%	$ 81,623	$ 55,074	$ 144,361	$ 115,932
Industrial	283,527	15.0%	165	48.4%	5.76%	24,093	64,982	106,941	87,511
Apartments	195,351	10.4%	69	52.8%	5.91%	39,584	45,967	76,575	33,225
Mixed Use	189,852	10.1%	149	44.4%	6.04%	28,400	52,586	55,912	56,054
Office	149,055	7.9%	63	53.3%	6.24%	38,906	22,491	57,980	29,678
Motel & Hotel	142,397	7.5%	98	47.2%	7.19%	2,873	35,276	38,735	65,513
Gas Station	113,230	6.0%	126	54.1%	6.76%	618	24,505	40,313	47,794
Medical	60,406	3.2%	32	44.0%	7.14%	10,793	30,794	8,746	10,073
Golf Course	47,829	2.5%	8	37.8%	5.50%	0	5,318	37,324	5,187
Auto (Sales, Repair, & etc.)	39,174	2.1%	32	52.9%	5.66%	7,405	19,554	5,671	6,544
Commercial Condominium	36,519	1.9%	40	51.7%	6.28%	5,023	9,524	14,358	7,614
Spa, Sauna, & Oher Self-Care	33,819	1.8%	8	47.1%	6.23%	0	0	23,006	10,813
Car Wash	32,647	1.7%	27	47.1%	6.18%	9,300	6,208	9,992	7,147
Construction	27,294	1.4%	5	55.8%	8.79%	27,294	0	0	0
Nursing Facility	26,352	1.4%	8	50.6%	6.82%	0	3,041	15,883	7,428
Wholesale	25,996	1.4%	15	38.8%	5.61%	4,454	130	17,129	1,183
Others	86,022	4.6%	79	49.2%	6.29%	6,042	7,607	22,461	49,912
Total	**$ 1,886,460**	**100.0%**	**1,246**	**48.8%**	**6.22%**	**$ 286,408**	**$ 383,057**	**$ 675,387**	**$ 541,608**

Residential Mortgage Loans (6/30/25)

($ in thousands)	Carrying Value	WA LTV[1]	WA FICO
Residential Mortgage	$ 406,682	58.4%	761

Commercial Real Estate Loans Geographic Concentration (6/30/25)



Los Angeles County 62%
$1.89B
CA: $1.54B
(82%)
Other States 3%
Washington 3%
Texas 6%
NY/NJ 7%
Other Socal Counties 1%
Northern CA Counties 3%
San Bernardino County 3%
Riverside County 4%
Orange County 8%

(1) Collateral value at origination

PCB BANCORP

9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 166,712 33.8% 6.89% 4 General Manufacturing & Wholesale Trade 99,040 20.1% 7.23% 23 Retail Trade 57,753 11.7% 7.67% 34 Real Estate Related 42,902 8.7% 7.29% 23 Food Services 41,079 8.3% 8.31% 54 Arts, Entertainment, & Recreation 21,961 4.5% 7.83% 12 Professional, Scientific, & Technical Services 18,021 3.7% 7.75% 15 Construction 11,399 2.3% 7.88% 30 Other Services 10,312 2.1% 7.59% 21 Health Care & Social Assistance 8,954 1.8% 7.97% 40 All Other 14,724 3.0% 7.97% 113 Total $ 492,857 100.0% 7.36% 23 Los Angeles County 44% Orange County 13% Other Socal Counties 8% Northern CA Counties 7% San Bernardino County… Riverside County 1% Georgia 7% NY/NJ 7% Texas 2% Other States 9% Commercial & Industrial Loans Geographic Concentration (6/30/25) Commercial & Industrial Loans by Industry Type (6/30/25) $493MM CA: $367MM (75%) 10

Credit Quality & Peer(1) Comparison $3.7 $6.5 $4.9 $7.5 $7.1 $4.7 $6.2 $8.9 0 1 2 3 4 5 6 7 8 9 10 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Non-Performing Assets (“NPAs”) ($mm) 0.15% 0.23% 0.17% 0.26% 0.24% 0.15% 0.20% 0.27% 0% 0% 0% 0% 0% 0% 0% Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 NPAs to Total Assets 1.18% 1.19% 1.18% 1.17% 1.17% 1.16% 1.17% 1.20% 1% 1% 1% 1% 1% Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 ACL on Loans to HFI Loans 686% 703% 574% 383% 437% 653% 511% 376% 0 1 2 3 4 5 6 7 8 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 ACL on Loans to Non-Performing HFI Loans (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance (3) 11 1.59% 1.33% 1.05% 0.73% 0.72% 0.69% 0.57% 0.32% 0.19% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% CBB Open USM Shinhan Hope Peer Hanmi PCB Woori NPAs / (Total Loans + OREO)(2) June 30, 2025 Peer Information: March 31, 2025 1.55% 1.32% 0.68% 0.60% 0.50% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% Hope CBB Open Hanmi PCB Classified Assets to Total Assets(4) June 30, 2025 Peer Information: March 31, 2025

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. $611 $595 $538 $544 $540 $548 $564 $576 $459 $421 $484 $484 $492 $467 $513 $551 $861 $972 $1,021 $1,036 $1,073 $1,099 $1,185 $1,205 $261 $364 $360 $343 $355 $502 $452 $491 $2,192 $2,352 $2,403 $2,407 $2,460 $2,616 $2,714 $2,823 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 20% Retail Other Interest-Bearing 20% Retail Time Deposits 43% Wholesale Deposits 17% Deposit Composition $2.82B $1,476 $1,472 $1,494 $1,503 $1,525 $1,508 $1,610 $1,683 67% 63% 62% 63% 62% 58% 59% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Core Deposits(1) ($mm) Core Deposits % to Total Deposits Time Deposit Maturity Schedule (6/30/25) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 265,590 4.50% $ 110,000 4.22% $ 375,590 4.42% 3 to 6 Months 383,571 4.22% 220,460 4.22% 604,031 4.22% 6 to 9 Months 347,223 4.31% 50,000 4.23% 397,223 4.30% 9 to 12 Months 203,262 4.14% 110,540 4.16% 313,802 4.15% More than 12 Months 4,871 3.97% 0 4,871 3.97% Total $ 1,204,517 4.29% $ 491,000 4.21% $ 1,695,517 4.27% YoY +17.3% 2Q25 Highlight • Total deposits increased $108.5 million (4.0%) from 3/31/25 • Retail deposits increased $69.8 million (3.1%) and wholesale deposits increased $38.7 million (8.6%) from 3/31/25 • Uninsured deposits were $1.16 billion (41.3% of total deposits) compared to $1.13 billion (41.4% of total deposits) at 12/31/24 June 30, 2025 12

Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP Financial measures” for reconciliations of these measures to their most comparable GAAP measures. $7.0 $5.9 $4.7 $6.3 $7.8 $7.0 $7.7 $9.1 $10.7 $10.0 $7.6 $9.0 $10.7 $12.3 $12.4 $14.5 -1 1 3 5 7 9 11 13 15 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Net Income PTPP Net Income & PTPP(1) Income ($mm) $0.49 $0.41 $0.33 $0.43 $0.52 $0.46 $0.53 $0.62 $0.74 $0.69 $0.53 $0.62 $0.72 $0.83 $0.85 $1.00 0.00 0.20 0.40 0.60 0.80 1.00 1.20 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Diluted EPS Adjusted Diluted EPS Diluted EPS & Adjusted Diluted EPS(1) 1.09% 0.89% 0.67% 0.89% 1.08% 0.94% 1.01% 1.13% 1.66% 1.50% 1.09% 1.28% 1.49% 1.64% 1.62% 1.80% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 ROAA Adjusted ROAA ROAA & Adjusted ROAA(1) 8.12% 6.82% 5.39% 7.19% 8.70% 7.69% 8.53% 9.76% 12.42% 11.49% 8.73% 10.36% 11.95% 13.46% 13.66% 15.56% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 ROAE Adjusted ROAE ROAE & Adjusted ROAE(1) 2Q25 Highlights • Net interest income increased $1.7 million and noninterest income increased $717 thousand, but noninterest expense increased $355 thousand compared to 1Q25 13

Noninterest Income & Expense $17.7 $20.8 $19.4 $13.6 $13.5 $24.5 $16.6 $26.9 $16.2 $25.1 $20.6 $12.7 $19.8 $39.3 $26.4 $31.0 6.3% 6.0% 8.2% 7.8% 8.8% 7.8% 7.3% 6.5% 3.9% 3.9% 5.6% 5.6% 5.6% 4.7% 5.3% 5.4% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $8.6 $8.4 $9.2 $9.2 $8.8 $8.4 $9.1 $8.8 $5.6 $6.1 $7.2 $6.0 $5.8 $5.5 $5.4 $6.0 2.22% 2.19% 2.33% 2.13% 2.04% 1.86% 1.87% 1.84% 0% 1% 1% 2% 2% 3% 0 2 4 6 8 10 12 14 16 18 20 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 56.9% 59.2% 68.3% 62.7% 57.6% 53.0% 53.9% 50.6% 62.1% 62.8% 66.1% 65.3% 64.7% 64.4% 59.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Efficiency Ratio (2) PCB Peer Average 272 270 272 265 264 262 257 266 200 210 220 230 240 250 260 270 280 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Number of FTE(3) Employees (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent (1) $1.8 $1.7 $1.8 $1.7 $1.8 $1.8 $1.7 $1.8 $0.7 $0.8 $1.1 $0.8 $0.8 $1.2 $0.9 $1.5 28% 32% 37% 31% 29% 38% 34% 44% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 0 1 1 2 2 3 3 4 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans

Net Interest Margin (1) Annualized 6.43% 6.58% 6.66% 6.77% 6.82% 6.63% 6.59% 6.56% 3.57% 3.40% 3.10% 3.16% 3.25% 3.18% 3.28% 3.33% 4.17% 4.52% 4.85% 4.86% 4.85% 4.59% 4.28% 4.14% 2.97% 3.36% 3.76% 3.81% 3.79% 3.61% 3.45% 3.35% 5.26% 5.33% 5.33% 5.33% 5.26% 4.65% 4.33% 4.33% 2% 3% 4% 5% 6% 7% 8% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Yield & Cost(1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate 3.28% 3.33% -0.02% 0.00% +0.09% -0.02% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 1Q25 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 2Q25 Quarter-over-Quarter Impact to Net Interest Margin(1) 2Q25 Highlights • Net interest income increased $1.7 million to $26.0 million from $24.3 million for 2Q25 • Net interest margin increased to 3.33% from 3.28% for 21Q25 mainly due to a decrease in cost of interest-bearing liabilities, partially offset by decreases in loan and earning-assets yield. 15

Capital 11.81% 11.14% 13.60% 14.84% 11.50% 13.23% 13.23% 14.47% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $23.87 $24.46 $24.54 $24.80 $25.39 $25.30 $25.78 $26.26 $19.05 $19.62 $19.69 $19.95 $20.55 $20.49 $20.97 $21.44 $12 $14 $16 $18 $20 $22 $24 $26 $28 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Book Value/TCE Per Share(1) BV Per Share TCE Per Share June 30, 2025 13.31% 12.51% 12.26% 12.39% 12.54% 11.87% 11.65% 11.39% 10.62% 10.03% 9.84% 9.97% 10.14% 9.62% 9.48% 9.30% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Total Equity/TCE to Total Assets(1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Financial Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25
Total Deposits	(d)	$ 2,192,129	$ 2,351,612	$ 2,402,840	$ 2,406,254	$ 2,459,682	$ 2,615,791	$ 2,714,399	$ 2,822,915
Less: Time Deposits Greater Than $250K		(514,406)	(575,702)	(609,550)	(619,832)	(640,166)	(665,124)	(712,458)	(709,160)
Less: Brokered Deposits		(201,258)	(303,742)	(299,776)	(283,033)	(295,080)	(442,284)	(392,284)	(431,001)
Core Deposits	(e)	$ 1,476,465	$ 1,472,168	$ 1,493,514	$ 1,503,389	$ 1,524,436	$ 1,508,383	$ 1,609,657	$ 1,682,754
Core Deposits to Total Deposits	(e)/(d)	67.4%	62.6%	62.2%	62.5%	62.0%	57.7%	59.3%	59.6%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Average Total Shareholders' Equity	(a)	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 274,003	$ 274,594	$ 280,503	$ 282,080	$ 288,235	$ 294,687	$ 298,569	$ 303,488
Net Income	(c)	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071
ROAE [1]	(c)/(a)	8.12%	6.82%	5.32%	7.19%	8.70%	7.69%	8.53%	9.76%
Net Income Available to Common Shareholders	(d)	$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984
ROATCE (Non-GAAP)[1]	(d)/(b)	10.17%	8.54%	6.63%	8.75%	10.31%	9.02%	10.45%	11.87%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Sep-23	Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25
Total Shareholders' Equity	(a)	$ 341,852	$ 348,872	$ 350,005	$ 353,469	$ 362,300	$ 363,814	$ 370,864	$ 376,500
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 272,711	$ 279,731	$ 280,864	$ 284,328	$ 293,159	$ 294,673	$ 301,723	$ 307,359
Outstanding Shares	(c)	14,319,014	14,260,440	14,263,791	14,254,024	14,266,725	14,380,651	14,387,176	14,336,602
Book Value Per Share	(a)/(c)	$ 23.87	$ 24.46	$ 24.54	$ 24.80	$ 25.39	$ 25.30	$ 25.78	$ 26,26
TCE Per Share (Non-GAAP)	(b)/(c)	$ 19.05	$ 19.62	$ 19.69	$ 19.95	$ 20.55	$ 20.49	$ 20.97	$ 21,44
Total Assets	(d)	$ 2,567,974	$ 2,789,506	$ 2,854,292	$ 2,852,964	$ 2,889,833	$ 3,063,971	$ 3,183,758	$ 3,305,589
Total Shareholders' Equity to Total Assets	(a)/(d)	13.31%	12.51%	12.26%	12.39%	12.54%	11.87%	11.65%	11.39%
TCE to Total Assets (Non-GAAP)	(b)/(d)	10.62%	10.03%	9.84%	9.97%	10.14%	9.62%	9.48%	9.30%

(1) Annualized

PCB BANCORP

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Net Income	(a)	$ 7,023	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071
Add: Provision (Reversal) for Credit Losses		751	1,698	1,090	259	50	2,002	1,598	1,787
Add: Income Tax Provision		2,970	2,352	1,817	2,505	2,873	3,281	3,056	3,600
PTPP Income (Non-GAAP)	(b)	$ 10,744	$ 9,958	$ 7,592	$ 9,045	$ 10,737	$ 12,313	$ 12,389	$ 14,458
Average Total Assets	(c)	$ 2,563,233	$ 2,642,175	$ 2,809,808	$ 2,853,152	$ 2,866,707	$ 2,980,641	$ 3,097,516	$ 3,226,395
ROAA [2]	(a)/(c)	1.09%	0.89%	0.67%	0.89%	1.08%	0.94%	1.01%	1.13%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.66%	1.50%	1.09%	1.28%	1.49%	1.64%	1.62%	1.80%
Average Total Shareholders' Equity	(d)	$ 343,144	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629
ROAE [2]	(a)/(d)	8.12%	6.82%	5.39%	7.19%	8.70%	7.69%	8.53%	9.76%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	12.42%	11.49%	8.73%	10.36%	11.95%	13.46%	13.66%	15.56%
Net Income available to common shareholders		$ 7,023	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984
Less: Income Allocated to Participating Securities		(21)	(17)	(9)	(11)	(11)	(16)	(61)	(72)
Net Income Allocated to Common Stock	(e)	7,002	5,891	4,676	6,128	7,457	6,668	7,634	8,912
Add: Provision for Loan Losses		751	1,698	1,090	259	50	2,002	1,598	1,787
Add: Income Tax Provision		2,970	2,352	1,817	2,505	2,873	3,281	3,056	3,600
PTPP Income Allocated to Common Stock	(f)	$ 10,723	$ 9,941	$ 7,583	$ 8,892	$ 10,380	$ 11,951	$ 12,288	$ 14,299
WA common shares outstanding, diluted	(g)	14,396,216	14,316,581	14,330,204	14,312,949	14,356,384	14,406,756	14,403,769	14,326,011
Diluted EPS	(e)/(g)	$ 0.49	$ 0.41	$ 0.33	$ 0.43	$ 0.52	$ 0.46	$ 0.53	$ 0.62
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.74	$ 0.69	$ 0.53	$ 0.62	$ 0.72	$ 0.83	$ 0.85	$ 1.00

($ in thousands)	2020	2021	2022	2023	2024	06/25 YTD
Net Income	$ 16,175	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 16,806
Add: Provision (Reversal) for Credit Losses[1]	13,219	(4,596)	3,602	(132)	3,401	3,385
Add: Income Tax Provision	6,836	16,856	14,416	12,557	10,476	6,656
PTPP Income (Non-GAAP)	$ 36,230	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 26,847

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2020, 2021 and 2022.
(2) Annualized.

PCB BANCORP

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